Exhibit 10.16.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIFTEENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of December 16, 2019

Between

QUICKEN LOANS INC., as Seller,
 and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers, and

the other Buyers from time to time party hereto

1.                                     This Amendment.

The Parties agree hereby to amend (for the fifteenth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017, the Eighth Amendment to Master Repurchase Agreement dated December 14, 2017, the Ninth Amendment to Master Repurchase Agreement dated January 25, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 26, 2018, the Eleventh Amendment to Master Repurchase Agreement dated June 20, 2018, the Twelfth Amendment to Master Repurchase Agreement dated April 25, 2019, the Thirteenth Amendment to Master Repurchase Agreement dated June 22, 2019 and the Fourteenth Amendment to MRA dated September 26, 2019 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to update Schedule III-QL, the Quicken Loans Non-Agency Jumbo Guidelines, by replacing that Schedule, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby and are consequently sometimes nonsequential.

2.                                     Definitions; Interpretation

A. Clauses (vii) and (ix) of the definition of “Eligible Mortgage Loan” are respectively amended to read as follows:

(vii)                       that does not have a Combined Loan-to-Value Ratio in excess of [***] in the case of a Government Loan other than an RHS Loan, (ii) [***] in the case of an RHS Loan, (iii) [***] in the case of a Conventional Conforming Loan or an Expanded Criteria Loan, (iv) the higher of the CLTVs specified on Schedule III and Schedule III-QL (as updated by the Fifteenth Amendment to MRA) for Mortgage Loans of the corresponding loan purpose, property type and minimum FICO Score in the case of a Jumbo Loan, and if its Loan-to-Value Ratio is in excess of [***], it has private mortgage insurance in an amount required by the applicable Agency Guidelines;

(ix) if a Jumbo Loan, whose Mortgagor has the FICO score of at least the lower of the minimum FICO Scores specified on Schedule III and Schedule III-QL (as updated by the Fifteenth Amendment to MRA) for Jumbo Loans of a corresponding loan purpose, property type and maximum CLTV;

B.                                  The definition of “Jumbo Loan” is amended to read as follows:

“Jumbo Loan” means a Mortgage Loan (i) that conforms to all of the Agency Guidelines’ requirements for a Conventional Conforming Loan except that its original principal amount exceeds the maximum allowed by Agency Guidelines,

(ii)          whose:

(x)         Mortgagor’s FICO Score is at least the lower of the minimum FICO Scores; and

(y)        CLTV is no greater that the higher of the maximum CLTVs;

that are respectively specified on Schedule III and Schedule III-QL (as updated by the Fifteenth Amendment to MRA), for Jumbo Loans of a corresponding loan purpose and property type, (iii) whose Mortgagor has a debt-to-income ratio no greater than [***], (iv) that has been underwritten to the standards of the Approved Takeout Investor who issued the Takeout Commitment that covers it and (v) whose underwriting, Takeout Commitment, appraisal and all related documentation comply with applicable Agency Guidelines and the applicable representations in Exhibit B, in all material respects.

C.                                    Schedule III-QL attached hereto supersedes and replaces Schedule III-QL to the Amended MRA.

D.                                    The following new definition is added to Section 2.1(a), in alphabetical order:

“Fifteenth Amendment to MRA” means the Fifteenth Amendment to Master Repurchase Agreement dated December 16, 2019 among the Parties, amending this Agreement.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

1

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
as (the only) Buyer

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

QUICKEN LOANS INC.,

By:
Jay Farner
Chief Executive Officer

Attached:

Schedule III - Chase’s Jumbo  Funding Criteria Matrix

Schedule III - QL - Seller’s Non-Agency Jumbo Funding Criteria Matrix

Counterpart signature page to Fifteenth Amendment to Master Repurchase Agreement

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Carolyn Johnson
Authorized Officer

JPMORGAN CHASE BANK, N.A., as (the only)Buyer

By:
Carolyn Johnson
Authorized Officer

QUICKEN LOANS INC.,

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

Attached:

Schedule III - Chase’s Jumbo Funding Criteria Matrix

Schedule III-QL - Seller’s Non-Agency Jumbo Funding Criteria Matrix

Counterpart signature page to Fifteenth Amendment to Master Repurchase Agreement

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